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                                                                   EXHIBIT 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated November 22, 1996, on our audits of the consolidated financial statements and financial statement schedules of UGI Corporation.



COOPERS & LYBRAND L.L.P.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 1, 1997